POTOMAC FUNDS

Spectrum High Yield Plus Fund
Spectrum Global Perspectives Fund
Spectrum Equity Opportunity Fund

Supplement to the Prospectus
Dated December 29, 2005

Effective February 7, 2006, the Prospectus for the Spectrum High Yield Plus Fund, the Spectrum Global Perspectives Fund and the Spectrum Equity Opportunity Fund (the “Funds”) is amended as follows:

Under the subheading, “How to Exchange Shares of the Funds,” the first paragraph is replaced as follows:

You may exchange Advisor Class shares of your current Fund(s) for Investor Class shares of the Potomac U.S. Government Money Market Fund or Advisor Class shares of any other Potomac Funds (including Potomac Funds not offered in this Prospectus) without any charges.

Questions regarding this change may be directed to the Funds at (800) 851-0511.

Please retain this Supplement for future reference.
The date of this Supplement is February 7, 2006.